Exhibit 99.2

                                                                FINAL TRANSCRIPT

CONFERENCE CALL TRANSCRIPT

HLND - Q3 2006 HILAND PARTNERS LP AND HILAND HOLDINGS GP EARNINGS
CONFERENCE CALL

Event Date/Time: Nov. 13. 2006 / 8:00AM PT

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                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

CORPORATE PARTICIPANTS

Ken Maples
Hiland Partners LP - Chief Financial Officer, Vice President, Finance, Secretary and Director

Randy Moeder
Hiland Partners LP - Chief Executive Officer, President and Director

CONFERENCE CALL PARTICIPANTS

Ron Londe
A.G. Edwards & Sons, Incorporated - Analyst

Michael Blum
Wachovia Securities - Analyst

Mark Easterbrook
RBC Capital Markets - Analyst

Ted Gardner
Raymond James - Analyst

PRESENTATION

--------------------------------------------------------------------------------
Operator

Good day, ladies and gentlemen, and welcome to the third quarter 2006 Hiland Partners LP and Hiland Holdings GP earnings conference call.

[OPERATOR INSTRUCTIONS]

I would now like to turn our presentation over to your host for today's call, Mr. Ken Maples, CFO. Please proceed, sir.

--------------------------------------------------------------------------------
Ken Maples - Hiland Partners LP - Chief Financial Officer, Vice President, Finance, Secretary and Director

Thank you. Good morning. We appreciate you joining us for Hiland Partners and Hiland Holdings GP's conference call to review the financial and operating results for the third quarter of '06. If you'd like to be on our list to receive future press releases via e-mail distribution or fax mode or if you experienced a technical problem and did not receive your copy of the press release on Friday, please call our investor relations department. And the number is 1-888-286-8010. A replay of the webcast will be available later this morning. The access details are provided in the press release.

With me this morning is Randy Moeder, our President and CEO. Please note that information reported in this call speaks only as of today, November 13th, therefore, time-sensitive information may no longer be accurate as of the date of any replay. Our discussion today may contain forward-looking information that is based upon management's beliefs and assumptions and are also made based upon information that's currently available to management.

Although the company believes that the expectations reflected in such forward-looking statements are reasonable, we can provide no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions. If one or more of those certain risks materialize or should the underlying assumptions prove incorrect, actual results may vary materially from those expected. These risks as well as others are discussed in greater detail in the partnership's annual report or form 10(k) and other documents filed from time to time with the SEC.

Please note on this call we use the terms EBITDA and total segment margin. These are non-GAAP financial measures. And we have provided reconciliations to its most directly comparable GAAP measure in our press release.

With that, I will turn it over to Randy at this time.

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                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

--------------------------------------------------------------------------------
Randy Moeder - Hiland Partners LP - Chief Executive Officer, President and Director

Thanks, Ken. I will begin the call with some advanced comments regarding the current disclosure of our third quarter results and our operating performance. Ken will review our financial results before we address your questions. Our formal comments should last approximately 15 minutes.

Because we completed our initial public offering in mid-February 2005, disclosures contained in Friday's press release, this call and the form 10(q), which we'll issue later today include information pertaining to periods prior to the initial offering. Friday Hiland reported third quarter results. For the third quarter, total revenues were $56 million, and EBITDA was $11.8 million. Ken will review these numbers in further detail, but I can say that we are very pleased with these results.

Our results of operations principally benefited from several key drivers: natural gas liquids prices were favorable. In addition, we have seen a substantial increase in company-wide natural gas and natural gas liquids production in the third quarter of 2006 compared to the third quarter of 2005. This increase is directly related to throughput - increased throughput volumes at the gas plants and higher natural gas liquids recoveries at our processing facilities.

At the end of the third quarter, our mid-stream segment was comprised of 13 natural gas gathering systems with approximately 1,800 miles of gas gathering pipelines, five natural gas processing plants, three natural gas treating facilities and three natural gas liquid fractionation facilities. Hiland's mid-stream segment assets are located predominantly in the mid-continent and Rocky Mountain regions.

During the third quarter of 2006, our average daily residue gas sales were approximately 70,000 MMBTUs per day. Our average gathered volumes were approximated 129,000 MMBTU per day. And our average daily natural gas liquid sales were approximately 3,300 barrels per day.

During the third quarter of 2005, our average daily residue gas sales were approximately 47,000 MMBTUs per day. And our average daily natural gas liquid sales were approximately 1,900 barrels per day.

Looking at our current business environment, we continue to see very active drilling near our existing Oklahoma facilities. Three active rigs are currently drilling near our Eagle Chief system, and two rigs are actively drilling near our Matli system. The climate is favorable for increased throughput at both of these facilities.

On our Eagle Chief system, since the first of the year 36 wells have been connected to the system. We are also proceeding with our announced plans to expand the capacity of the system. The work necessary to complete the expansion process should be finished by the end of the fourth quarter.

On our Matli system, since the first of the year we have connected seven new wells to the system. We have previously announced the construction of a 25 million cubic foot per day natural gas processing plant along our existing Matli system. This plant is being constructed in order to allow for continued growth at this system. The new plant will be utilized to process our existing supply of gas at our Matli system as well as provide additional plant processing capacity as the system throughput increases. We expect this plant to be completed and operational by December 1st.

At our Badlands facility, we are in the process of constructing a 40 million cubic feet per day nitrogen rejection plant and expanding our existing Badlands field gathering infrastructure. As we have previously announced, the partnership has entered into a new 15-year definitive gas purchase agreement with Continental Resources, an affiliate of our general partner, under which the partnership will gather, treat and process additional natural gas which is produced as a byproduct of Continental Resources secondary oil recovery operations.

In return, the partnership will receive 50% of the proceeds attributable to residue gas and natural gas liquid sales as well as certain fixed fees associated with gathering and treating the gas, including a $0.60 gathering fee per MCF on the first 36 BCF of natural gas gathered. We currently expect this facility to be operational by the end of the first quarter of next year.

In late October we also completed our project to expand our Badlands gas gathering system to connect 12 existing wells located in North and South Dakota. Our Bakken gas plant and gas gathering system continues to grow. There are currently 10 rigs actively drilling for producers who have dedicated their acreage to this facility. We continue to lay lines to newly drilled wells in the area. Since the first of the year, 62 wells have been connected to the system.

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                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

Current inlet volumes in our system have exceeded 19,000 MCF per day from the 210 wells connected to the gathering system. Tailgate residue sales from this facility are approaching 19,000 MMBTUs per day. And natural gas liquid sales have exceeded 2,000 barrels per day.

We are continuing with our previously announced plans to expand this facility. The expansion of our field gathering and compression facilities should be completed by the end of the year. By the end of the first quarter of next year, the rail spur to move natural gas liquids out of the area should be fully operational. And our frac train expansion project should be complete. Exploration activity, natural gas prices and natural gas liquids prices remain very favorable at this location.

On May 1st of this year we closed on our purchase of the Kinta assets from Enogex. These assets consist of five gathering systems, all of which are located in the Eastern Oklahoma Arkoma Basin. Since we signed a definitive agreement to purchase these assets, we have connected 20 wells to the system.

We are proceeding with our plans to expand our field compression facilities and to construct four treating facilities. The construction of the compression facilities should be completed by the end of this year, and all of the treating facilities should be completed and be operational by the end of the first quarter of next year.

With that, I'll turn it over to Ken Maples, our Vice President and Chief Financial Officer.

--------------------------------------------------------------------------------
Ken Maples - Hiland Partners LP - Chief Financial Officer, Vice President, Finance, Secretary and Director

Thanks, Randy. We'll first cover the results of Hiland Partners LP. Our financial results for the quarter ended in the nine months ended September 30, 2006 include the acquisition of the Bakken gathering system that was effective on September 1, 2005 and the acquisition of the Kinta area gathering assets that was effective May 1 of '06. As a result, our results of operations are not comparable on a period-to-period basis.

EBITDA for the three months ended September 30, 2006 was $11.8 million compared to $6.3 million for the three months ended September 30, 2005. This is an increase of approximately 88%. Total segment margin for the same comparative period was $17.7 million for the third quarter '06 compared to $8.6 million for the third quarter '05, an increase of 105%. Again, these increases are primarily attributable to the inclusion of results of operations from the acquisition of the Bakken gathering system that was effective September 1, 2005 and the acquisition of the Kinta area assets effective May 1, 2006.

Our average realized natural gas sales prices were $5.98 per MMBTU for the third quarter of '06. This is compared to $7.28 per MMBTU for the third quarter of '05. That's a decrease of $1.30 per MMBTU.

Cash received from our counter party on our cash flow swap contracts for natural gas derivative transactions for the third quarter of '06 totaled $1.4 million. This gain increased average realized natural gas sales prices to $5.98 per MMBTU from $5.76 per MMBTU, an increase of $0.22 per MMBTU. We had no derivative transactions during the third quarter of 2005.

Our average realized natural gas sales prices - NGL sales prices, excuse me - were $1.09 per gallon for both quarters of '06 and '05. Our net income per limited partner unit for the third quarter of '06 was $0.33 per unit. This is based on limited partners interest in net income of $3,026,000 and a weighted average limited partners units outstanding of 9,237,000 units.

EBITDA for the nine-month period September 30, 2006 was $30.9 million compared to $14.2 million for the nine months ended September 30, 2005, an increase of 117%. Total segment margin for the same comparative period was $45.5 million for '06 compared to $20.8 million for '05, an increase of 119%. Again, these increases are attributable to our Bakken gathering system and our acquisition of the Kinta area assets.

Average realized natural gas prices were $6.30 per MMBTU for the nine months ended September 30, 2006. This compared to $6.35 for the nine months ended September 30, 2005, a decrease of a nickel per MMBTU. As stated earlier, cash received from our counterparty on our cash flow swap contracts that began May 1, 2006 for our natural gas derivative transactions - it totaled $2.4 million for the nine months ended September 30, 2006. This gain increased our average realized natural gas sales prices to $6.30 per MMBTU from $6.16 per MMBTU, an increase of $0.14 per MMBTU.

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                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

Again, we had no derivative transactions during the nine months ended September 30, 2005. Our average realized NGL sales prices were $1.06 per gallon for the nine months ended September 30, 2006. This compares to $0.95 per gallon for the nine months ended September 30, 2005, an increase of $0.11 per gallon.

Our net income per limited partner unit for the nine months ended September 30, 2006 was $1.07 per unit. This is based on limited partners interest in net income of $9,517,000 with a weighted average limited partner units outstanding of 8,866,000 units.

Our maintenance capital expenditures for the third quarter and for the nine-month period were approximately $1 million and $2.7 million respectively. The distribution declared for the third quarter increased to $0.70 per unit. That's an annualized rate of $2.80 per unit from $0.675 per unit, an annualized rate of $2.70 per unit. We will make this distribution tomorrow on November 14, 2006.

Our coverage on all units for the third quarter of 2006 was approximately 1.2 times. The timing and amounts of future distributions are at the discretion of our board of directors.

At the end of the third quarter, we had $134.1 million of debt outstanding under our credit facility. This is a $200 million credit facility, which leaves us approximately $66 million of availability.

Now, to the results for Hiland Holdings GP. We closed our successful completion of HPGP's initial public offering on September 25, 2006. Therefore, it was only public for six days out of the quarter. Net income per limited partner unit for this six-day period was approximately $0.01 per unit. This is based on limited partners interest in net income of $131,000 and weighted average limited partner units outstanding of 21,612,000 units.

HPGP share of distributions, including distributions on its 5.4 million limited partner units, its 2% general partner interest, and the incentive distribution rights was approximately $4.6 million for the third quarter. Of this amount, approximately $4.3 million relates to periods prior to the closing of the initial public offering and will be distributed to the contributing parties.

HPGP declared quarterly distributions on the partnership units of $0.2025 per unit, an annualized rate of $0.81 per unit. This distribution will be prorated for that six-day period that HPGP was public. This equates to $0.0132 per unit or approximately $300,000. And we will pay this distribution with the fourth quarter distribution, which we expect to be on or about February 19, 2007.

So at this point this concludes our formal remarks. I'll turn it back over to the operator to open it up for questions.

QUESTION AND ANSWER

--------------------------------------------------------------------------------
Operator

[OPERATOR INSTRUCTIONS]

Our first question will be from the line of Ron Londe of A.G. Edwards. Please proceed.

--------------------------------------------------------------------------------
Ron Londe - A.G. Edwards & Sons, Incorporated - Analyst

Thank you. I'm just curious. Have you begun hedging any of your natural gas liquids volumes yet?

--------------------------------------------------------------------------------
Unidentified Company Representative

No, there's been no hedges put in place yet for natural gas liquid.

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                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

--------------------------------------------------------------------------------
Ron Londe - A.G. Edwards & Sons, Incorporated - Analyst

No hedges yet. What's your strategy there?

--------------------------------------------------------------------------------
Unidentified Company Representative

I think that it's going to be looked at more closely probably in the first quarter of next year coming out of the winter months to see what we do on the hedging predominantly in the Rocky Mountain region.

--------------------------------------------------------------------------------
Ron Londe  - A.G. Edwards & Sons, Incorporated - Analyst

Okay. From the standpoint of looking toward next year, there are some people out there that think that the discount on Rocky Mountain gas is going to be very wide next summer. Can you give us some insight into what you're looking for, what your strategy might be in that environment?

--------------------------------------------------------------------------------
Unidentified Company Representative

Well, as you know, we previously put in hedging positions for a lot of our Bakken gas. We agree that you're seeing some additional spread that's taking place today in Rocky Mountains versus in other areas. And we will revisit even our hedging strategy on additional gas we tie in at Bakken and at other facilities between now and the first of next year. And we would expect that we would be recommending to our board that we put additional hedge positions on for those additional volumes and even would ask the board to consider hedge positions for the calendar year 2009.

--------------------------------------------------------------------------------
Ron Londe - A.G. Edwards & Sons, Incorporated - Analyst

How much is hedged now and what price?

--------------------------------------------------------------------------------
Ken Maples - Hiland Partners LP - Chief Financial Officer, Vice President, Finance, Secretary and Director

Yes, we have - for 2007 we have up in the Rocky Mountains we've got 135,000 MMBTUs a month hedged at an average price of approximately $8.03 per MMBTU.

--------------------------------------------------------------------------------
Randy Moeder - Hiland Partners LP - Chief Executive Officer, President and Director

I can tell you that we've looked at kind of the forward strip and the hedging and the basis differentials. And they're still good - you can get some very attractive prices hedged for next year on out even through 2009. So people may be predicting that, but as we sit here today, the basis differentials and the NYMEX prices don't reflect that that's the case.

--------------------------------------------------------------------------------
Ron Londe - A.G. Edwards & Sons, Incorporated - Analyst

Where are you currently in your production in Bakken or your volumes in Bakken? And where do you think you can go?

--------------------------------------------------------------------------------
Unidentified Company Representative

At Bakken, we - our inlet volumes have approached 20 million a day on an inlet basis. We're expanding our field gathering and compression facilities. Hope to have that up and done by year-end. And we think that we could see inlet volumes approaching 24 million a day by year-end '07. And then that would extrapolate to a corresponding increase in the residue gas and natural gas liquids volumes.

--------------------------------------------------------------------------------
Ron Londe - A.G. Edwards & Sons, Incorporated - Analyst

That's all I have for now.

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                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

--------------------------------------------------------------------------------
Unidentified Company Representative

Thank you, Ron.

--------------------------------------------------------------------------------
Operator

We have a question from the line of Michael Blum of Wachovia Securities next. Please proceed.

--------------------------------------------------------------------------------
Michael Blum - Wachovia Securities - Analyst

Thanks. Good morning, everyone.

--------------------------------------------------------------------------------
Unidentified Company Representative

Good morning.

--------------------------------------------------------------------------------
Michael Blum - Wachovia Securities - Analyst

Just a couple of questions. One is can you just talk about the Kinta acquisition. Is that essentially running in line with your expectations when you bought it? And if you'd care to break it out for the quarter, that'd be great, too.

--------------------------------------------------------------------------------
Unidentified Company Representative

Well, I can tell you that we're happy with the way that asset's performing. One thing that we knew we were going to have to do when we bought the facility is realign compression. They had two stage compression handling one stage service, three stage compression handling two stage service. So we had inefficient operations, excess fuel consumption.

And so, as we previously announced, we're moving those facilities around, and we're also building new compression facilities to handle increased volumes. And so, as those facilities come on, currently we project that to be done by December 1. We'll have some pent up volumes that will be coming to the market.

What we have now in some areas is where typically pipeline pressure is maybe 50 pounds, because of the higher - the new wells we've tied, volumes or pressures are exceeding 100 pounds. And so, we do expect a bump in volumes when we get those facilities up and going. But all in all, we've been pleased with the operations down there.

We're moving ahead with the construction of our treating facilities. And there are four separate facilities being built. Those are being phased in in the first quarter kind of systematically. So we'll have four of them come on at separate times throughout the first quarter. And so, I guess I would say overall we're happy with the way the operations are down there, still very active growing.

We've been very well received by producers. And November 1 we just got through our transition agreement with Enogex, as you recall. We had to essentially compensate them for a range of services for the first six months after we acquired the assets. And now that we've essentially - we're up and running on our own, that we will no longer have the expense associated with that. And so, that's nice to kind of get through that process, too.

--------------------------------------------------------------------------------
Michael Blum - Wachovia Securities - Analyst

Okay, great. Just the other question is a little technical. But I guess, Ken, can you just help me out with the G&A for the general partner? I realize this quarter's a little bit squirrelly. But the difference between the G&A on the GP and the LP was very small. So I'm just wondering.

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                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

--------------------------------------------------------------------------------
Ken Maples - Hiland Partners LP - Chief Financial Officer, Vice President, Finance, Secretary and Director

Right. I mean, we only really had - you only had six days that the GP was public. And so, really we only had about $14,000 worth of costs that came in since we were public. So it was pretty small. Now, going forward we'll, of course, have additional costs there that once you get a full quarter it'll start to make a little more sense. I think we had initially estimated in our prospectus $750,000 of G&A costs at the HPGP level. And so, we don't - somewhere in that $750,000 to $1 million range is kind of where I think the numbers will shake out for the year.

--------------------------------------------------------------------------------
Michael Blum - Wachovia Securities - Analyst

Okay, great. Thank you.

--------------------------------------------------------------------------------
Unidentified Company Representative

Okay.

--------------------------------------------------------------------------------
Operator

Our next question is from the line of Mark Easterbrook of RBC Capital Markets.

--------------------------------------------------------------------------------
Mark Easterbrook - RBC Capital Markets - Analyst

Hi, guys.

--------------------------------------------------------------------------------
Unidentified Company Representative

Hey, Mark.

--------------------------------------------------------------------------------
Unidentified Company Representative

Hey.

--------------------------------------------------------------------------------
Mark Easterbrook - RBC Capital Markets - Analyst

Just a quick question, a bunch of them actually. The rail spur -- can you give us a quick update on that, how that's proceeding?

--------------------------------------------------------------------------------
Unidentified Company Representative

Sure. The rail spur is partially operational today. We have the ability to truck in propane and move it out. We've had delay on the pipeline from the plants to the spur. Right of way acquisition has been somewhat difficult. The gathering and compression processing segment of Bakken is generally in rural areas.

As we move towards the east from that location, you start to get into residential or not highly residential, but you do start having to deal with some home owners. And so, that has delayed the pipeline process. We do finally have all the right of way agreements necessary to get that pipe in the ground to the facility. And that will be constructed here. The concern is with the winter months is the timing on that.

So we can truck to the facility. And we do expect to have the pipeline to the facility by the end of the first quarter at that point in time that we'll be fully operational and be able to move the product to wherever we'd like.

We also will have the unloading facilities at the plant to unload the Badlands product to fractionate it further and then move it to the rail spur. And so, all of that should be completed by the end of the first quarter.

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                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

--------------------------------------------------------------------------------
Mark Easterbrook - RBC Capital Markets - Analyst

Okay. And then maybe you had said it, but did you ask about a CapEx number for '07 yet?

--------------------------------------------------------------------------------
Unidentified Company Representative

We have not. I think that within the next few months we'll be giving guidance for '07 across the board. We just - we've got a lot of projects on the books. We've announced about - if you look at the treating facilities as a separate project, we've got - we have roughly 12 projects that we've announced. Only one of those is going today. And that's our Badlands expansion to South Dakota.

And so, in the next few months we'll get through some of the, some of the projects, and we'll have a better feel for timing. And I think, as we've advised earlier, it can be difficult at times because a lot of the projects aren't necessarily within our control. We rely upon power companies. We rely upon railroads.

We rely upon pipelines that we move the gas to. And so, while they make commitments about timing, oftentimes those tend to be slow. And so, we'd like to kind of get those and hammer these projects out so that we have a very good feel for the actual timing.

--------------------------------------------------------------------------------
Mark Easterbrook  - RBC Capital Markets - Analyst

Okay. I mean, are there any delays on any projects yet? Or you're just [inaudible]?

--------------------------------------------------------------------------------
Unidentified Company Representative

Well, I mean, I think if you - there have been some delays. I mean, the - for instance the Matli processing plant - we had expected that to be up and running September 1. And we had done everything we needed to do to have the plant up and running. Unfortunately as the plant was being hauled to the location, the truck that was hauling the plant rolled over.

And so, the plant was hauled back. We got it refixed, and it's going to be back out at the location ready to run December 1. And so, we have had delays. We've had delays on the rail spur because of the railroad. We've had some delays because of power, not significant delays, but they are delays relative to what we kind of had told the market we hoped to have these projects completed by.

--------------------------------------------------------------------------------
Mark Easterbrook - RBC Capital Markets - Analyst

And then last question - I don't know. I mean, El Paso announced that one of its pipelines is down for a while cutting about 250 million a day in Wyoming. Does that have any impact on you guys?

--------------------------------------------------------------------------------
Unidentified Company Representative

Not at all. We're moving our production out of our Worland plant. We sell those volumes on a firm basis. And so, we've got that locked in, and we've seen no impact on that.

--------------------------------------------------------------------------------
Mark Easterbrook - RBC Capital Markets - Analyst

Okay. Thanks, guys.

--------------------------------------------------------------------------------
Unidentified Company Representative

Thank you.

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                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

--------------------------------------------------------------------------------
Unidentified Company Representative

[inaudible-microphone inaccessible]

[OPERATOR INSTRUCTIONS]

Our next question is from the line of Ted Gardner of Raymond James. Please proceed.

--------------------------------------------------------------------------------
Ted Gardner  - Raymond James - Analyst

Thanks. Morning, guys.

--------------------------------------------------------------------------------
Unidentified Company Representative

Good morning.

--------------------------------------------------------------------------------
Ted Gardner  - Raymond James - Analyst

This is a piggyback question on Michael and Mark's questions. On the rail spur, have you guys seen any real impact on NGL realizations yet just with being able to truck into that facility? Or are you really not going to see anything until the pipe is done?

--------------------------------------------------------------------------------
Unidentified Company Representative

I think that we're going to see the bulk of it when the pipe's done. And I think it just happens to be that because the time of year we're looking at that typically you see propane prices strengthen in the winter months.

--------------------------------------------------------------------------------
Ted Gardner  - Raymond James - Analyst

Right.

--------------------------------------------------------------------------------
Unidentified Company Representative

And so, the price differential that you'd otherwise realize in the spring and summer and fall, now that's - Rocky Mountain's prices are going to be comparable to other areas. And so, we will not see the biggest impact of price upgrade until we get the pipe in the ground.

--------------------------------------------------------------------------------
Ted Gardner  - Raymond James - Analyst

Okay. What kind of impact do you think there will be once it's done, on a per gallon-type basis?

--------------------------------------------------------------------------------
Unidentified Company Representative

We'd expect on an annualized basis that you could just see approaching $0.15 a gallon upgrade on the product based on historical indexes. Now prices go up, but just on a relative basis, we think it could be as much as $0.15 per gallon.

--------------------------------------------------------------------------------
Ted Gardner  - Raymond James - Analyst

Okay. And then just to piggyback on the Kinta question, when you guys acquired this, you made note that the [Woodford Shale] could ultimately creep into this. I just wondered what that's looking like at this point or if maybe when we had the downturn in natural gas prices that that might have impacted anything at all, as far as that goes.

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

                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

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Unidentified Company Representative

Well, it hasn't impacted our expectations. We have talked to producers who have leased acreage for drilling in the Woodford Shale but on top of our facility. And so, I expect that to occur. One of the problems you have is just the availability of rigs. And some of the bigger producers are ramping up their rig count. And we still expect that that is going to expand and grow and ultimately we'll see impacts on that on our existing Kinta assets.

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Ted Gardner  - Raymond James - Analyst

Any timeframe you expect? Is it still a year or two out, do you think?

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Unidentified Company Representative

No, I mean, we certainly should see the impact of that next year.

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Ted Gardner  - Raymond James - Analyst

Okay. Thanks, guys.

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Unidentified Company Representative

Okay. Thank you.

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Operator

We have a question now from the line of Ron Londe of A.G. Edwards. Please proceed.

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Ron Londe  - A.G. Edwards & Sons, Incorporated - Analyst

Sure. There's been a couple of producers that have talked about shutting in some gas production. I was wondering if you've received any notice of some of your gas being shut in or what your take on that is.

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Unidentified Company Representative

Well, I am aware of at least one producer put out a global notice shutting their gas in. That shut-in did not impact any of our facilities. And I'm also aware that one of the large producers that put that notice out only shut their gas in for a day or two. And so, I'm not aware of any long-term significant shut-ins that have occurred. And I'm not aware of any producers behind our system that are saying that they intend to do that.

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Ron Londe - A.G. Edwards & Sons, Incorporated - Analyst

From the standpoint of acquisition activity, do you see that picking up, or is there anything out there available right now?

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Unidentified Company Representative

There are a couple of deals in the market right now. But I can tell you it seems that the activity in general is slower than it was last year at this time. I think its price volatility and everything it's kind of made a big separation between buyers and sellers on what they're willing to pay. But we have hopes that there are some assets that generally are near our facilities that look like they're going to be available later this year or first of next year. And we're certainly pursuing those opportunities.

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

                                                                FINAL TRANSCRIPT

Nov. 13. 2006 / 8:00AM PT, HLND - Q3 2006 Hiland Partners LP and Hiland Holdings GP Earnings Conference Call

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Ron Londe  - A.G. Edwards & Sons, Incorporated - Analyst

Okay, thank you.

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Unidentified Company Representative

Thank you.

[OPERATOR INSTRUCTIONS]

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Randy Moeder - Hiland Partners LP - Chief Executive Officer, President and
Director

Okay, well, Ken and I would like to thank everybody for participating today. Just as a final note, we will be presenting later this week at the MLP conference in Dallas with RBC. And so, there'll be some maybe a better update on projects and things of that nature. It'll be available via our Web site and, I believe, also through an RBC channel. So just to pass that on. Thanks, everyone.

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Operator

Ladies and gentlemen, thank you for your participation in today's conference. This concludes our presentation. You may now disconnect. Good day.

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